Exhibit 99.1

FOR IMMEDIATE RELEASE
FOR FURTHER INFORMATION CONTACT: Robin N. Lowe Chief Financial Officer T: 1-345-815-9919 E: Robin.Lowe@AltisourceAMC.com

Altisource Asset Management Corporation Reports Fourth Quarter and Full Year 2015 Results

CHRISTIANSTED, U.S. Virgin Islands, February 29, 2016 (GLOBE NEWSWIRE) - Altisource Asset Management Corporation (“AAMC” or the “Company”) (NYSE MKT: AAMC) today announced financial and operating results for the fourth quarter and full year of 2015.

Fourth Quarter 2015 Highlights

•
Increased rental portfolio of Altisource Residential Corporation (“Residential”) to 2,732 homes , including 2,118 rented properties, 264 listed and ready for rent and 350 properties under leasehold renovation and unit turn.

•	Reduced Residential's non-performing mortgage loan (“NPL”) portfolio to 5,739 loans.[1]

•	Increased Residential’s estimated taxable income to $37.8 million, or $0.68 per share, from $10.4 million, or $0.18 per share in the third quarter of 2015.

•	Managed the increase in Residential’s rental revenue to $5.7 million, representing a 41% increase over the third quarter of 2015.

•
Facilitated Residential’s completion of the sale of 772 loans within approximately 1% of its balance sheet carrying value; unpaid principal balance (“UPB”) of the sold loans was $309.6 million, or approximately 15% of the total UPB in Residential’s loan portfolio.

•	Negotiated Residential’s agreement to purchase a portfolio of 627 rental homes; expected to close in the first quarter of 2016.[2]

•	Expanded Residential’s One-by-One purchase program with 156 homes acquired or under contract in the fourth quarter in 9 MSAs.

•	Completed repurchases of $2.7 million of AAMC common stock, bringing total AAMC stock repurchases under the Board-approved repurchase plan to $249.1 million.

Full Year 2015 Highlights

•
Achieved estimated taxable income for Residential of $107.6 million and dividends with respect to 2015 taxable income of $1.90 per share, including the $0.15 per share special dividend announced by Residential today.

•	Increased Residential’s rental portfolio to 2,732 homes as of December 31, 2015, representing an increase of 247% over the 787 properties in the rental portfolio as of December 31, 2014.

•	Executed a new Asset Management Agreement with Residential that positions AAMC for sustainable growth. Total management fees paid to AAMC were $23.7 million in 2015.

•	Facilitated Residential’s servicing transfer of 6,818 loans with an aggregate UPB of $1.7 billion to two new mortgage servicers.

•	Following completed and pending NPL sales, substantially all of Residential’s unsecuritized loans will have been moved to new servicers.

•
Negotiated the addition, amendment and extension of Residential’s repurchase and lending facilities and completed Residential's third NPL securitization, increasing Residential's financing capacity to $1.8 billion at December 31, 2015 versus $1.6 billion at December 31, 2014.

Recent Developments

•
Negotiated Residential’s agreement to sell a portfolio of 1,266 NPLs within approximately 1% of balance sheet carrying value; UPB of the loans to be sold is $434.3 million, or approximately 24% of the year-end total UPB in Residential’s loan portfolio; the sale is expected to close in the first quarter of 2016.[3]

“In 2015, we substantially diversified Residential’s acquisition strategies in light of evolving economic conditions and higher pricing in the NPL marketplace, negotiating and completing many key capital markets and financing transactions for Residential throughout the year,” stated Chief Executive Officer George G. Ellison. “Although our asset management fees were lower in 2015 under the new Asset Management Agreement with Residential, we continue to believe the amended fee structure promotes the long-term stability of our client, further aligns our incentives with Residential’s mission, which is to become one of the preeminent single-family rental companies in the industry and, most importantly, better positions Residential and AAMC to provide long-term value to their respective shareholders. We believe that Residential’s ability to achieve its mission will be an important factor in AAMC’s future growth.”
_________________

[1]	The 5,739 NPLs excludes 1,297 loans held for sale at December 31, 2015.

[2]	Definitive purchase agreement was executed in February 2016. Sale is subject to completion of due diligence and expected to close in the first quarter of 2016.

[3]	Sale is subject to completion of due diligence and final negotiation of definitive purchase agreement. Final purchase price is subject to final confirmation

Fourth Quarter and Full Year 2015 Financial Results

Net loss attributable to stockholders for the fourth quarter of 2015 totaled $8.9 million, or $4.12 per diluted share, compared to net income attributable to stockholders of $21.9 million, or $7.92 per diluted share, for the fourth quarter of 2014. Net loss attributable to stockholders for the year ended December 31, 2015 totaled $3.3 million, or $1.59 per diluted share, compared to net income attributable to stockholders of $59.7 million, or $21.07 per diluted share, for the year ended December 31, 2014.

Webcast and Conference Call

The Company expects to host a webcast and conference call on Monday, February 29, 2016, at 10:00 a.m. Eastern Time to discuss its financial results for the fourth quarter and full year of 2015. The conference call will be webcast live over the internet from the Company’s website at www.altisourceamc.com and can be accessed by clicking on the “Shareholders” link.

About AAMC

AAMC is an asset management company that provides portfolio management and corporate governance services to investment vehicles.  Additional information is available at www.altisourceamc.com.

Forward-looking Statements

This press release contains forward-looking statements that involve a number of risks and uncertainties. Those forward-looking statements include all statements that are not historical fact, including statements about management’s beliefs and expectations. Forward-looking statements are based on management’s beliefs as well as assumptions made by and information currently available to management. Because such statements are based on expectations as to future economic performance and are not statements of historical fact, actual results may differ materially from those projected. Residential undertakes no obligation to update any forward-looking statements whether as a result of new information, future events or otherwise. The risks and uncertainties to which forward-looking statements are subject include, but are not limited to: AAMC’s ability to implement its business plan; AAMC's ability to leverage strategic relationships on an efficient and cost-effective basis; AAMC's and Residential's ability to compete; Residential’s ability to implement its business plan; general economic and market conditions; governmental regulations, taxes and policies; AAMC's ability to generate adequate and timely sources of liquidity and financing for Residential; Residential’s ability to sell residential mortgage assets on favorable terms; AAMC's ability to identify and acquire assets for Residential’s portfolio; Altisource Portfolio Solutions’ ability to effectively perform its obligations under various agreements with Residential; and other risks and uncertainties detailed in the “Forward-Looking Statements,” “Risk Factors” and other sections of AAMC’s Annual Reports on Form 10-K (including the Form 10-K filed today), its quarterly reports on Form 10-Q and its other filings with the Securities and Exchange Commission.

Altisource Asset Management Corporation
Consolidated Statements of Operations
(In thousands, except share and per share amounts)

	Three months ended December 31, 2015	Three months ended December 31, 2014	Year ended December 31, 2015	Year ended December 31, 2014
Revenues:
Rental revenues	$5,672	$845	$13,233	$1,564
Net unrealized gain on mortgage loans	(42,013)	91,924	88,829	350,822
Net realized gain on mortgage loans	10,533	21,899	58,061	55,766
Net realized gain on mortgage loans held for sale	35,927	2,469	36,432	2,771
Net realized gain on real estate	14,006	4,938	50,932	9,482
Interest income	17	136	612	2,893
Total revenues	24,142	122,211	248,099	423,298
Expenses:
Residential property operating expenses	20,376	12,468	66,266	26,018
Real estate depreciation and amortization	3,080	603	7,472	1,067
Acquisition fees and costs	1,298	293	2,292	1,545
Related party acquisition fees and costs	—	314	—	1,039
Real estate and mortgage loan selling costs and impairment	37,995	13,013	72,230	21,788
Mortgage loan servicing costs	14,357	18,593	62,346	68,181
Interest expense	14,217	11,295	53,131	35,647
General and administrative	7,425	4,020	32,896	18,346
Related party general and administrative	—	574	—	4,446
Total expenses	98,748	61,173	296,633	178,077
Other income	—	3,035	—	5,407
(Loss) income before income taxes	(74,606)	64,073	(48,534)	250,628
Income tax expense	114	668	354	2,096
Net (loss) income	(74,720)	63,405	(48,888)	248,532
Net (income) loss attributable to noncontrolling interest in consolidated affiliate	65,779	(41,482)	45,598	(188,853)
Net (loss) income attributable to common stockholders	$(8,941)	$21,923	$(3,290)	$59,679

(Loss) earnings per share of common stock – basic:
(Loss) earnings per basic share	$(4.12)	$9.99	$(1.59)	$26.31
Weighted average common stock outstanding – basic	2,180,167	2,189,318	2,202,815	2,261,968
(Loss) earnings per share of common stock – diluted:
(Loss) earnings per diluted share	$(4.12)	$7.92	$(1.59)	$21.07
Weighted average common stock outstanding – diluted	2,180,167	2,768,300	2,202,815	2,832,188

Altisource Asset Management Corporation
Consolidated Balance Sheets
(In thousands, except share and per share amounts)

	December 31, 2015	December 31, 2014
Assets:
Real estate held for use:
Land (from consolidated VIE)	$56,346	$14,424
Rental residential properties (net of accumulated depreciation of $7,127 and $1,062, respectively - from consolidated VIE)	224,040	60,908
Real estate owned (from consolidated VIE)	455,483	457,045
Total real estate held for use, net	735,869	532,377
Real estate assets held for sale (from consolidated VIE)	250,557	92,230
Mortgage loans at fair value (from consolidated VIE)	960,534	1,959,044
Mortgage loans held for sale (from consolidated VIE)	317,336	12,535
Cash and cash equivalents (including from consolidated VIE $116,702 and $66,166, respectively)	184,544	116,782
Restricted cash (from consolidated VIE)	20,566	13,282
Accounts receivable, net (including from consolidated VIE $45,903 and $10,313, respectively)	46,026	11,068
Related party receivables (from consolidated VIE)	—	17,491
Deferred leasing and financing costs, net (from consolidated VIE)	7,886	4,251
Prepaid expenses and other assets (including from consolidated VIE $415 and $373, respectively)	2,458	1,638
Total assets	$2,525,776	$2,760,698
Liabilities:
Repurchase agreements (from consolidated VIE)	$767,513	$1,015,000
Other secured borrowings (from consolidated VIE)	505,630	324,082
Accounts payable and accrued liabilities (including from consolidated VIE $32,448 and $11,678, respectively)	38,722	16,726
Related party payables (including from consolidated VIE $0 and $4,879, respectively)	—	6,169
Total liabilities	1,311,865	1,361,977
Commitments and contingencies
Redeemable preferred stock:
Preferred stock, $0.01 par value, 250,000 shares issued and outstanding as of December 31, 2015 and 2014; redemption value $250,000	249,133	248,927
Equity:
Common stock, $.01 par value, 5,000,000 authorized shares; 2,556,828 and 2,048,223 shares issued and outstanding, respectively, as of December 31, 2015 and 2,452,101 and 2,188,136 shares issued and outstanding, respectively as of December 31, 2014	26	25
Additional paid-in capital	23,419	14,152
Retained earnings (accumulated deficit)	50,678	54,174
Treasury stock, at cost, 508,605 shares as of December 31, 2015 and 263,965 as of December 31, 2014	(254,984)	(245,468)
Total stockholders' equity (deficit)	(180,861)	(177,117)
Noncontrolling interest in consolidated affiliate	1,145,639	1,326,911
Total equity	964,778	1,149,794
Total liabilities and equity	$2,525,776	$2,760,698

The following tables set forth consolidating financial information which should be considered in addition to, and not as a substitute for, our consolidated financial statements presented in accordance with U.S. GAAP:

Altisource Asset Management Corporation
Consolidating Statement of Operations
Three months ended December 31, 2015
(In thousands, unaudited)

	Residential (GAAP)	NewSource Stand-alone (Non-GAAP)	AAMC Stand-alone (Non-GAAP)	Consolidating Entries	AAMC Consolidated (GAAP)
Revenues:
Rental revenues	$5,672	$—	$—	$—	$5,672
Net unrealized loss on mortgage loans	(42,013)	—	—	—	(42,013)
Net realized gain on mortgage loans	10,533	—	—	—	10,533
Net realized gain on mortgage loans held for sale	35,927	—	—	—	35,927
Net realized gain on real estate	14,006	—	—	—	14,006
Interest income	16	1	—	—	17
Conversion fee	—	—	309	(309)	—
Base management fee	—	—	4,524	(4,524)	—
Incentive management fee	—	—	(6,906)	6,906	—
Total revenues	24,141	1	(2,073)	2,073	24,142
Expenses:
Residential property operating expenses	20,376	—	—	—	20,376
Real estate depreciation and amortization	3,080	—	—	—	3,080
Acquisition fees and costs	1,298	—	—	—	1,298
Real estate and mortgage loan selling costs and impairment	37,995	—	—	—	37,995
Mortgage loan servicing costs	14,357	—	—	—	14,357
Interest expense	14,217	—	—	—	14,217
General and administrative	1,036	41	6,348	—	7,425
Related party general and administrative, net of reimbursements	(2,073)	—	—	2,073	—
Total expenses	90,286	41	6,348	2,073	98,748
Other income	—	—	33	(33)	—
Loss before income taxes	(66,145)	(40)	(8,388)	(33)	(74,606)
Income tax expense	13	—	101	—	114
Net loss	(66,158)	(40)	(8,489)	(33)	(74,720)
Net loss attributable to noncontrolling interest in consolidated affiliate	—	—	—	65,779	65,779
Net loss attributable to common stockholders	$(66,158)	$(40)	$(8,489)	$65,746	$(8,941)

Altisource Asset Management Corporation
Consolidating Statement of Operations
Year ended December 31, 2015
(In thousands, unaudited)

	Residential (GAAP)	NewSource Stand-alone (Non-GAAP)	AAMC Stand-alone (Non-GAAP)	Consolidating Entries	AAMC Consolidated (GAAP)
Revenues:
Rental revenues	$13,233	$—	$—	$—	$13,233
Net unrealized gain on mortgage loans	88,829	—	—	—	88,829
Net realized gain on mortgage loans	58,061	—	—	—	58,061
Net realized gain on mortgage loans held for sale	36,432	—	—	—	36,432
Net realized gain on real estate	50,932	—	—	—	50,932
Interest income	611	564	—	(563)	612
Conversion fee	—	—	1,037	(1,037)	—
Base management fee	—	—	14,565	(14,565)	—
Incentive management fee	—	—	7,994	(7,994)	—
Expense reimbursements	—	—	750	(750)	—
Total revenues	248,098	564	24,346	(24,909)	248,099
Expenses:
Residential property operating expenses	66,266	—	—	—	66,266
Real estate depreciation and amortization	7,472	—	—	—	7,472
Acquisition fees and costs	2,292	—	—	—	2,292
Real estate and mortgage loan selling costs and impairment	72,230	—	—	—	72,230
Mortgage loan servicing costs	62,346	—	—	—	62,346
Interest expense	53,694	—	—	(563)	53,131
General and administrative	9,539	199	23,158	—	32,896
Related party general and administrative	23,716	630	2,000	(26,346)	—
Total expenses	297,555	829	25,158	(26,909)	296,633
Other income	3,518	—	211	(3,729)	—
Loss before income taxes	(45,939)	(265)	(601)	(1,729)	(48,534)
Income tax expense	66	—	288	—	354
Net loss	(46,005)	(265)	(889)	(1,729)	(48,888)
Net loss attributable to noncontrolling interest in consolidated affiliate	—	—	—	45,598	45,598
Net loss attributable to common stockholders	$(46,005)	$(265)	$(889)	$43,869	$(3,290)

Altisource Asset Management Corporation
Consolidating Statement of Operations
Three months ended December 31, 2014
(In thousands, unaudited)

	Residential (GAAP)	NewSource Stand-alone (Non-GAAP)	AAMC Stand-alone (Non-GAAP)	Consolidating Entries	AAMC Consolidated (GAAP)
Revenues:
Rental revenues	$845	$—	$—	$—	$845
Net unrealized gain on mortgage loans	91,924	—	—	—	91,924
Net realized gain on mortgage loans	21,899	—	—	—	21,899
Net realized gain on mortgage loans held for sale	2,469	—	—	—	2,469
Net realized gain on real estate	4,938	—	—	—	4,938
Interest income	136	156	—	(156)	136
Base management fee	—	—	210	—	210
Incentive management fee	—	—	23,820	(23,820)	—
Expense reimbursements	—	—	1,221	(1,431)	(210)
Total revenues	122,211	156	25,251	(25,407)	122,211
Expenses:
Residential property operating expenses	12,468	—	—	—	12,468
Real estate depreciation and amortization	603	—	—	—	603
Acquisition fees and costs	293	—	—	—	293
Related party acquisition fees and costs	314	—	—	—	314
Real estate and mortgage loan selling costs and impairment	13,013	—	—	—	13,013
Mortgage loan servicing costs	18,593	—	—	—	18,593
Interest expense	11,460	—	—	(165)	11,295
General and administrative	1,089	3,787	(856)	—	4,020
Related party general and administrative	25,087	210	528	(25,251)	574
Total expenses	82,920	3,997	(328)	(25,416)	61,173
Other income	2,160	3,030	5	(2,160)	3,035
Loss before income taxes	41,451	(811)	25,584	(2,151)	64,073
Income tax expense	(31)	—	699	—	668
Net loss	41,482	(811)	24,885	(2,151)	63,405
Net loss attributable to noncontrolling interest in consolidated affiliate	—	—	—	(41,482)	(41,482)
Net loss attributable to common stockholders	$41,482	$(811)	$24,885	$(43,633)	$21,923

Altisource Asset Management Corporation
Consolidating Statement of Operations
Year ended December 31, 2014
(In thousands, unaudited)

	Residential (GAAP)	NewSource Stand-alone (Non-GAAP)	AAMC Stand-alone (Non-GAAP)	Consolidating Entries	AAMC Consolidated (GAAP)
Revenues:
Rental revenues	$1,564	$—	$—	$—	$1,564
Net unrealized gain on mortgage loans	350,822	—	—	—	350,822
Net realized gain on mortgage loans	55,766	—	—	—	55,766
Net realized gain on mortgage loans held for sale	2,771	—	—	—	2,771
Net realized gain on real estate	9,482	—	—	—	9,482
Interest income	2,893	156	—	(156)	2,893
Base management fee	—	—	941	(941)	—
Incentive management fee	—	—	67,949	(67,949)	—
Expense reimbursements	—	—	6,070	(6,070)	—
Total revenues	423,298	156	74,960	(75,116)	423,298
Expenses:
Residential property operating expenses	26,018	—	—	—	26,018
Real estate depreciation and amortization	1,067	—	—	—	1,067
Acquisition fees and costs	1,545	—	—	—	1,545
Related party acquisition fees and costs	1,039	—	—	(1,039)	—
Real estate selling costs and impairment	21,788	—	—	—	21,788
Mortgage loan servicing costs	68,181	—	—	—	68,181
Interest expense	35,812	—	—	(165)	35,647
General and administrative	5,502	4,168	8,676	—	18,346
Related party general and administrative	75,991	941	2,474	(73,921)	5,485
Total expenses	236,943	5,109	11,150	(75,125)	178,077
Other income	2,543	5,015	9	(2,160)	5,407
Income before income taxes	188,898	62	63,819	(2,151)	250,628
Income tax expense	45	—	2,051	—	2,096
Net income	188,853	62	61,768	(2,151)	248,532
Net income attributable to noncontrolling interest in consolidated affiliate	—	—	—	(188,853)	(188,853)
Net income attributable to common stockholders	$188,853	$62	$61,768	$(191,004)	$59,679

Altisource Asset Management Corporation
Consolidating Balance Sheet
December 31, 2015
(In thousands, unaudited)

	Residential (GAAP)	NewSource stand-alone (non-GAAP)	AAMC Stand-alone (Non-GAAP)	Consolidating Entries	AAMC Consolidated (GAAP)
Assets:
Real estate held for use:
Land	$56,346	$—	$—	$—	$56,346
Rental residential properties, net	224,040	—	—	—	224,040
Real estate owned	455,483	—	—	—	455,483
Total real estate held for use, net	735,869	—	—	—	735,869
Real estate assets held for sale	250,557	—	—	—	250,557
Mortgage loans at fair value	960,534	—	—	—	960,534
Mortgage loans held for sale	317,336	—	—	—	317,336
Cash and cash equivalents	116,702	4,583	63,259	—	184,544
Restricted cash	20,566	—	—	—	20,566
Accounts receivable	45,903	—	123	—	46,026
Related party receivables	2,180	—	—	(2,180)	—
Investment in affiliate	—	—	12,007	(12,007)	—
Deferred leasing and financing costs, net	7,886	—	—	—	7,886
Prepaid expenses and other assets	415	5	2,028	10	2,458
Total assets	$2,457,948	$4,588	$77,417	$(14,177)	$2,525,776
Liabilities:
Repurchase agreements	$767,513	$—	$—	$—	$767,513
Other secured borrowings	505,630	—	—	—	505,630
Accounts payable and accrued liabilities	32,448	1,546	4,728	—	38,722
Related party payables	—	—	2,180	(2,180)	—
Total liabilities	1,305,591	1,546	6,908	(2,180)	1,311,865
Commitments and contingencies	—	—	—	—	—
Preferred stock	—	—	249,133	—	249,133
Equity:
Common stock	572	—	26	(572)	26
Additional paid-in capital	1,227,385	7,000	21,089	(1,232,055)	23,419
(Accumulated deficit) retained earnings	(50,617)	(3,958)	55,245	50,008	50,678
Treasury stock	(24,983)	—	(254,984)	24,983	(254,984)
Total stockholders' equity	1,152,357	3,042	(178,624)	(1,157,636)	(180,861)
Noncontrolling interest in consolidated affiliate	—	—	—	1,145,639	1,145,639
Total equity	1,152,357	3,042	(178,624)	(11,997)	964,778
Total liabilities and equity	$2,457,948	$4,588	$77,417	$(14,177)	$2,525,776

Altisource Asset Management Corporation
Consolidating Balance Sheet
December 31, 2014
(In thousands, unaudited)

	Residential (GAAP)	NewSource stand-alone (non-GAAP)	AAMC Stand-alone (Non-GAAP)	Consolidating Entries	AAMC Consolidated (GAAP)
Assets:
Real estate held for use:
Land	$14,424	$—	$—	$—	$14,424
Rental residential properties, net	60,908	—	—	—	60,908
Real estate owned	457,045	—	—	—	457,045
Total real estate held for use, net	532,377	—	—	—	532,377
Real estate assets held for sale	92,230	—	—	—	92,230
Mortgage loans at fair value	1,959,044	—	—	—	1,959,044
Mortgage loans held for sale	12,535	—	—	—	12,535
Cash and cash equivalents	66,166	6,026	44,590	—	116,782
Restricted cash	13,282	—	—	—	13,282
Accounts receivable	10,313	919	1	(165)	11,068
Related party receivables	17,491	14,991	28,512	(43,503)	17,491
Investment in affiliate	18,000	—	2,000	(20,000)	—
Deferred leasing and financing costs, net	4,251	—	—	—	4,251
Prepaid expenses and other assets	373	3	1,262	—	1,638
Total assets	$2,726,062	$21,939	$76,365	$(63,668)	$2,760,698
Liabilities:
Repurchase agreements	$1,015,000	$—	$—	$—	$1,015,000
Other secured borrowings	339,082	—	—	(15,000)	324,082
Accounts payable and accrued liabilities	11,678	3,173	2,040	(165)	16,726
Related party payables	33,391	941	349	(28,512)	6,169
Total liabilities	1,399,151	4,114	2,389	(43,677)	1,361,977
Commitments and contingencies	—	—	—	—	—
Preferred stock	—	—	248,927	—	248,927
Equity:
Common stock	572	—	25	(572)	25
Additional paid-in capital	1,227,091	20,000	14,152	(1,247,091)	14,152
Retained earnings (accumulated deficit)	99,248	(2,175)	56,340	(99,239)	54,174
Treasury stock	—	—	(245,468)	—	(245,468)
Total stockholders' equity	1,326,911	17,825	(174,951)	(1,346,902)	(177,117)
Noncontrolling interest in consolidated affiliate	—	—	—	1,326,911	1,326,911
Total equity	1,326,911	17,825	(174,951)	(19,991)	1,149,794
Total liabilities and equity	$2,726,062	$21,939	$76,365	$(63,668)	$2,760,698